UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2006

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On March 9, 2006, Regal Cinemas Corporation (“Regal Cinemas”), a wholly owned subsidiary of the Company, entered into a fourth amendment (the “Fourth Amendment”) to its Fourth Amended and Restated Credit Agreement, dated as of May 10, 2004, and as first amended as of July 27, 2004, as second amended as of November 24, 2004 and as third amended on September 26, 2005 (as amended, the “Senior Credit Facility”), with Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch), as Administrative Agent. Regal Cinemas entered into the Fourth Amendment to reduce the interest rate applicable to the term loan facility under the Senior Credit Facility (the “Term Facility”) by 25 basis points. All terms not otherwise defined herein shall have the meaning given such term in the Senior Credit Facility.

Borrowings under the Term Facility bear interest, at Regal Cinemas’ option, at either an adjusted Eurodollar rate or a base rate plus, in each case, an applicable margin. Pursuant to the Fourth Amendment, effective March 9, 2006, the applicable margin was reduced from 2.00% to 1.75% on the Term Facility. The applicable margin will be further reduced to 1.50% if the consolidated leverage ratio of Regal Cinemas is maintained at 3.0 or less.

The foregoing is qualified in its entirety by reference to the Fourth Amendment, a conformed copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference, and the Senior Credit Facility, a copy of which is attached as Exhibit 4.1 to the Registrant’s Form 10—Q for the quarterly period ended July 1, 2004 (Commission File No. 001-31315), filed with the Securities and Exchange Commission on August 10, 2004.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

N/A

(b)                                 Pro forma financial information.

N/A

(c)                                  Shell company transactions.

N/A

(d)                                 Exhibits.

N/A

Exhibit No.	Description

4.1

Fourth Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 9, 2006, between Regal Cinemas and Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch), as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: March 10, 2006	By:	/s/ Amy E. Miles
Name: Amy E. Miles
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Fourth Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 9, 2006, between Regal Cinemas and Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent.